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                                                                    EXHIBIT 99.1


                 COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES



                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Annual Report of Comprehensive Care Corporation (the "Company") on Form 10-K for the period ending May 31, 2002 as filed with the Securities and Exchange Commission on August 23, 2002 (the "Report"), Mary Jane Johnson, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, to the best of her knowledge, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                           /s/   Mary Jane Johnson
                           --------------------------------------------
                           Mary Jane Johnson
                           Chief Executive Officer
                           August 23, 2002


This certification accompanies this Report pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.



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